UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

TEGNA INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive McLean, Virginia	22107-0150
(Address of Principal Executive Offices)	(Zip Code)

(703) 873-6600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 3, 2017, TEGNA Inc. (the “Company” or “TEGNA”) issued a press release announcing, among other things, that Jill Greenthal plans to resign as a member of the Board of Directors (the “Board of Directors”) of the Company in connection with, conditioned upon, and effective as of, the closing of the Company’s previously announced proposed spin-off (the “Spin-Off”) of Cars.com Inc. (“Cars.com”). Ms. Greenthal is expected to be appointed to the board of directors of Cars.com, conditioned upon, and effective as of, the closing of the Spin-Off. Ms. Greenthal and the Company mutually agreed upon her expected move to the Cars.com board of directors in connection with the Spin-off. Also on May 3, 2017, the Board determined to reduce the size of the Board from eleven to ten members, effective as of and subject to Ms. Greenthal’s resignation.

On May 3, 2017, the Board of Directors approved the Company’s entry into an offer letter with David T. Lougee, who as previously announced will assume the role of President and Chief Executive Officer of the Company and will be appointed to the Board of Directors upon the retirement of Gracia C. Martore from such roles effective upon the closing of the Spin-Off. Pursuant to the terms of Mr. Lougee’s offer letter, he will serve as President and Chief Executive Officer of the Company, reporting directly to the Board of Directors. In consideration for Mr. Lougee’s service, he will be eligible for an annual base salary of $950,000, an annual performance bonus target opportunity of 110% of his annual base salary and an annual long-term incentive target opportunity of 275% of his annual base salary. If his employment is terminated, Mr. Lougee will be eligible for severance benefits under the TEGNA Inc. Executive Severance Plan (at a 2x severance multiple) or the TEGNA Inc. 2015 Change in Control Severance Plan (at a 3x severance multiple), depending upon the circumstances of such termination. The foregoing description of Mr. Lougee’s offer letter does not purport to be complete and is qualified in its entirety by reference to the full text of the letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein. In addition, subject to the Spin-off and Mr. Lougee’s commencement of service as President and Chief Executive Officer, the Executive Compensation Committee of the Board of Directors approved, effective June 9, 2017, the grant to Mr. Lougee of an award of restricted stock units of the Company with a grant date fair value of $400,000, which generally vest 25% on December 31, 2017 and on the following three anniversaries of such date.

In addition, on May 3, 2017, the Board of Directors approved the payment to Ms. Martore upon her retirement of a prorated annual bonus for 2017 of $825,000 as well as $2,100,000 as the prorated payment of the cash incentive award that was granted to Ms. Martore in lieu of long-term incentive awards for 2017. Ms. Martore will also be eligible for the retirement benefits described in the Company’s proxy statement for its 2017 annual meeting of shareholders.

Also on May 3, 2017, the Board of Directors determined that, as a result of the Spin-off, the position of President/TEGNA Digital of the Company will be eliminated and therefore the services of John A. (Jack) Williams, who currently holds such position, will no longer be required, resulting in Mr. Williams’s employment being terminated without cause effective upon the closing of the Spin-off. In connection with his termination of employment, under the TEGNA Inc. Executive Severance Plan, Mr. Williams will be eligible for (a) a prorated annual bonus for the portion of 2017 elapsed prior to his termination of $175,000 and (b) a severance payment equal to the product of (i) 1.5 multiplied by (ii) the sum of his annual base salary and average annual bonus earned for the three fiscal years immediately preceding the termination. Upon Mr. Williams’s termination of employment, he will also be eligible for prorated vesting of his outstanding restricted stock units and performance shares (based on actual performance at the end of the performance period), in accordance with the terms of such awards.

On May 4, 2017, the Executive Compensation Committee of the Board of Directors approved the execution of a letter agreement with Victoria D. Harker, Executive Vice President and Chief Financial Officer of the Company, pursuant to which she will continue to participate in the TEGNA Inc. Executive Severance Plan or a plan that provides substantially similar benefits until February 28, 2018. Following that date, Ms. Harker will be permitted to terminate her employment voluntarily and receive the benefits contemplated by such severance plan, subject to her compliance with certain notice requirements and the terms of such plan (including the execution of a release of claims) and provided that circumstances have not arisen entitling the Company to terminate her employment for cause. The foregoing description of Ms. Harker’s letter agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the letter agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein. In addition, on May 4, 2017, the Executive Compensation Committee of the Board of Directors approved the grant to Ms. Harker of a cash incentive award under which she will be entitled to $700,000 if she remains in continuous, active employment with the Company until December 31, 2017 and an additional $300,000 if she remains in continuous, active employment with the Company until the first anniversary of the Spin-off. If Ms. Harker’s employment is terminated without cause prior to the first anniversary of the Spin-off, she would receive the portion of the cash incentive award that would have vested on the next scheduled vesting date. The foregoing description of Ms. Harker’s cash incentive award agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated by reference herein.

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

In connection with the Spin-off, more than 50% of the participants in the Company’s 401(k) plan will be temporarily unable to exercise certain rights otherwise available under the 401(k) plan with respect to the TEGNA stock funds (the “blackout”).

On May 5, 2017, the Company sent a notice (the “Blackout Notice”) to its directors and officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, informing them that a blackout will be imposed as described below. The blackout is expected to begin after the market closes on May 26, 2017 and end during the week of June 5, 2017.

Section 306 of the Sarbanes-Oxley Act of 2002 and Regulation BTR, issued by the U.S. Securities and Exchange Commission, generally impose restrictions on trading by executive officers and directors in the event that 50% or more of the issuer’s 401(k) plan participants are so restricted.

During the blackout, subject to certain limited exceptions, directors and executive officers will be prohibited from directly or indirectly purchasing, selling, acquiring or transferring any TEGNA common stock or derivative security with respect to TEGNA common stock acquired in connection with their service or employment as a director or executive officer of TEGNA.

On May 5, 2017, the plan administrator of the Company’s 401(k) plan delivered notice to the Company of the trading restrictions relating to the plan pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of the Blackout Notice.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 4, 2017. Shareholders holding 191,609,498 shares of the Company’s common stock, par value $1.00 per share (the “Company Common Stock”), or 89.21%, of the 214,778,799 outstanding shares of Company Common Stock as of the record date for the Annual Meeting, were present at the Annual Meeting or were represented by proxy. The Company’s shareholders voted on four matters presented at the meeting, each of which is discussed in more detail in the Company’s definitive proxy statement mailed to its shareholders on or about March 17, 2017, and which received the requisite number of votes to pass. The voting results on the proposals considered at the Annual Meeting are provided below.

Proposal 1

The voting results of the proposal to elect eleven nominees to the Board of Directors to hold office until the Company’s 2018 Annual Meeting of Shareholders were as follows:

	For	Against	Abstain	Broker Non-Votes
Jennifer Dulski	168,318,519	2,353,538	8,490,595	12,446,846
Howard D. Elias	169,487,046	1,155,764	8,519,842	12,446,846
Lidia Fonseca	169,574,062	1,090,597	8,497,993	12,446,846
Jill Greenthal	169,578,173	1,077,450	8,507,029	12,446,846
Marjorie Magner	167,991,978	2,667,706	8,502,968	12,446,846
Gracia C. Martore	168,700,964	1,976,235	8,485,453	12,446,846
Scott K. McCune	169,623,312	1,009,912	8,529,428	12,446,846
Henry W. McGee	169,972,611	683,580	8,506,461	12,446,846
Susan Ness	170,144,680	521,472	8,496,500	12,446,846
Bruce P. Nolop	169,956,109	675,072	8,531,471	12,446,846
Neal Shapiro	169,868,597	794,915	8,499,140	12,446,846

Proposal 2

The voting results of the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year were as follows:

For	Against	Abstain	Broker Non-Votes
188,512,038	2,923,953	173,507	0

Proposal 3

The voting results of the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers reported in the Company’s 2017 proxy statement were as follows:

For	Against	Abstain	Broker Non-Votes
161,810,390	8,222,263	9,129,702	12,447,143

Proposal 4

The voting results of the proposal to approve, on a non-binding advisory basis, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers were as follows:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
145,923,760	307,816	24,292,129	8,638,650	12,447,143

Item 7.01 Regulation FD Disclosure

On May 3, 2017, the Company issued a press release relating to the resignation of Jill Greenthal, certain details of the distribution of Cars.com’s shares described in Item 8.01 below, and certain other matters. On May 4, 2017, the Company issued a press release announcing the results of its 2017 Annual Meeting of Shareholders. Copies of the press releases are furnished herewith as Exhibits 99.2 and 99.3, respectively. The press releases are furnished under this Item 7.01 and shall not be deemed filed with the U.S. Securities and Exchange Commission (“SEC”) for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the press releases shall not be incorporated by reference into any filing of the Company regardless of general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 8.01 Other Events

On May 3, 2017, the Board of Directors established the close of business on May 18, 2017 (the “Record Date”) as the record date for the Spin-Off. The Company will distribute one share of common stock of Cars.com, par value $0.01 per share (“Cars.com Common Stock”), for every three shares of Company Common Stock held by the Company’s shareholders of record as of the Record Date. The distribution of shares of Cars.com Common Stock is expected to occur at 11:59 p.m. Eastern Time on May 31, 2017, and is subject to the satisfaction or waiver of certain conditions.

Safe Harbor for Forward-Looking Statements

Any statements contained in this communication that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements may include statements with respect to TEGNA’s potential separation of Cars.com from TEGNA and the distribution of Cars.com Common Stock to TEGNA’s shareholders, and the expected financial and operational results of TEGNA and Cars.com after the separation and distribution. Any forward-looking statements contained herein are based on Company management’s current beliefs and expectations, but are subject to a number of risks, uncertainties and changes in circumstances, which may cause actual results or company actions to differ materially from what is expressed or implied by these statements. Such risks, uncertainties and changes in circumstances include, but are not limited to: uncertainties as to the timing of the Spin-off or whether it will be completed, the possibility that various closing conditions for the Spin-off may not be satisfied or may be waived, the expected tax treatment of the Spin-off, the impact of the Spin-off on the businesses of TEGNA and Cars.com and the availability and terms of financing. Economic, competitive, governmental, technological and other factors and risks that may affect TEGNA’s operations or financial results are discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and in subsequent filings with the U.S. Securities and Exchange Commission. The Company disclaims any obligation to update these forward-looking statements other than as required by law.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description

10.1	Offer Letter between TEGNA Inc. and David T. Lougee, dated as of May 3, 2017.

10.2	Letter Agreement between TEGNA Inc. and Victoria D. Harker, dated as of May 4, 2017.

10.3	Cash-Based Award Agreement between TEGNA Inc. and Victoria D. Harker, dated as of May 4, 2017.

99.1	Form of Notice of Blackout Period to Directors and Executive Officers, dated May 5, 2017.

99.2	Press Release issued by TEGNA Inc. on May 3, 2017.

99.3	Press Release issued by TEGNA Inc. on May 4, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA INC.

By:	/s/ Akin S. Harrison
Akin S. Harrison
Vice President, Associate General Counsel and Secretary

Date: May 9, 2017

EXHIBIT INDEX

Exhibit	Description

10.1	Offer Letter between TEGNA Inc. and David T. Lougee, dated as of May 3, 2017.

10.2	Letter Agreement between TEGNA Inc. and Victoria D. Harker, dated as of May 4, 2017.

10.3	Cash-Based Award Agreement between TEGNA Inc. and Victoria D. Harker, dated as of May 4, 2017.

99.1	Form of Notice of Blackout Period to Directors and Executive Officers, dated May 5, 2017.

99.2	Press Release issued by TEGNA Inc. on May 3, 2017.

99.3	Press Release issued by TEGNA Inc. on May 4, 2017.